UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of May 11, 2009)

PERRIGO COMPANY

(Exact name of registrant as specified in its charter)

MICHIGAN	0-19725	38-2799573
(State of other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Eastern Avenue, Allegan, Michigan	49010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (269) 673-8451

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition

In March 2009, Perrigo Company (Company) committed to a plan to sell the Company’s Israel Consumer Products business. The financial results of this business, which were previously reported as part of the Company’s Other category, have been classified as discontinued operations in the Company’s financial statements. On May 11, 2009, the Company made available the supplemental income statement data relating to the discontinued Israel Consumer Products business set forth in Exhibit 99.1 hereto.

The information in this Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Supplemental income statement data, furnished solely pursuant to Item 2.02 of Form 8-K.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRIGO COMPANY
(Registrant)

Dated: May 11, 2009	By:	/s/ Judy L. Brown
Judy L. Brown
Executive Vice President and Chief Financial Officer
(Principal Accounting and Financial Officer)

S-1

Exhibit Index

Exhibit 99.1 - Supplemental income statement data, furnished solely pursuant to Item 2.02 of Form 8-K.

E-1